UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2023

Concord Acquisition Corp III
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-41013 (Commission File Number)	86-2171699 (I.R.S. Employer Identification No.)
477 Madison Avenue New York, NY (Address of principal executive offices)	10022 (Zip Code)
(212) 883-4330 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	CNDB.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	CNDB	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	CNDB.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On October 25, 2023, Concord Acquisition Corp III (the “Company”) announced that it had entered into a non-binding letter of intent for a business combination (the “Business Combination”) with a well-established semiconductor supplier (the “Target”), and that the Target has received non-binding letters of intent from investors to provide financing in an amount sufficient to support the closing of the proposed Business Combination. The proposed terms of the Business Combination contemplate that there would be no closing condition based on the combined company having a minimum level of cash.

The completion of the proposed Business Combination is subject to, among other things, the completion of due diligence, the negotiation of definitive agreements for the Business Combination (the “Definitive Agreements”), satisfaction of the conditions negotiated therein, approval of the transaction by the board and stockholders of both the Company and Target, as well as regulatory approvals and other customary conditions. There can be no assurance that Definitive Agreements will be entered into or that the Business Combination will be consummated on the terms or timeframe currently contemplated, or at all.

The information in this Item 7.01 is furnished pursuant to the rules and regulation of the Securities and Exchange Commission (the “SEC”) and shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company’s ability to enter into Definitive Agreements within the time provided in the Company’s amended and restated certificate of incorporation, or at all; the performance of the Target’s business; the risk that the approval of the Company’s stockholders for the business combination is not obtained; failure to realize the anticipated benefits of the proposed Business Combination, including as a result of a delay in consummating the Business Combination; the amount of redemption requests made by the Company’s stockholders and the amount of funds remaining in the Company’s trust account after satisfaction of such requests; the Company’s and the Target’s ability to satisfy the conditions to closing the Business Combination; the Target’s ability to enter into binding agreements for financing in connection with the proposed Business Combination; and other risks and uncertainties indicated from time to time in filings with the SEC, including the definitive proxy statement filed by the Company on October 13, 2023 (the “Definitive Proxy Statement”) in connection with the special meeting of the Company’s stockholders called by the Company and scheduled to be held on November 6, 2023 and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, in each case under the heading “Risk Factors,” and other documents the Company has filed, or will file, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management, under SEC rules, may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in favor of the approval of the Extension. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Definitive Proxy Statement, which may be obtained free of charge from the sources indicated below.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, stockholders and other interested persons to read the Definitive Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Extension. Stockholders may obtain copies of the Definitive Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Morrow Sodali LLC, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, Connecticut 06902, CND.info@investor.morrowsodali.com.

If a legally binding Definitive Agreement with respect to the Business Combination is executed, the Company intends to file with the U.S. Securities and Exchange Commission’s (the “SEC”) a registration statement on Form S-4, which will include a preliminary proxy statement/prospectus (a “Proxy Statement/Prospectus”). A definitive Proxy Statement/Prospectus will be mailed to the Company’s stockholders as of a record date to be established for voting on the proposed transaction. When available, stockholders will also be able to obtain copies of the Proxy Statement/Prospectus, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Concord Acquisition Corp III, 477 Madison Avenue, 22nd Floor, New York, NY 10022.

This communication may be deemed to be offering or solicitation material in respect of the proposed Business Combination, which will be submitted to the Company’s stockholders for their consideration. If a legally binding Definitive Agreement with respect to the Business Combination is executed, the Company urges investors, stockholders and other interested persons to carefully read, when available, the preliminary and definitive Proxy Statement/Prospectus as well as other documents filed with the SEC (including any amendments or supplements to the Proxy Statement/Prospectus, as applicable), in each case, before making any investment or voting decision with respect to the proposed transaction, because these documents will contain important information about the Company, the Target and the proposed transaction.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCORD ACQUISITION CORP IIi

By:	/s/ Jeff Tuder
	Name:	Jeff Tuder
	Title:	Chief Executive Officer

Date: October 25, 2023